Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Husky Energy Inc. (the “Company”) on Form 40-F for the fiscal year ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John C.S. Lau, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2008

/s/ John C. S. Lau
John C.S. Lau
President & Chief Executive Officer and in my capacity
as Acting Chief Financial Officer